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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D. C. 20549


                            FORM 8-K/A


                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 30, 1995
                                                ----------------


                KULICKE AND SOFFA INDUSTRIES, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)




    PENNSYLVANIA                  0-121             23-1498399
- ------------------------      -------------     -----------------
(State or other jurisdic-     (Commission         (IRS Employer
 tion of incorporation)        File Number)      Identification
                                                      No.)


2101 Blair Mill Road, Willow Grove, PA               19090
- -------------------------------------------     -----------------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (215) 784-6000
                                                   --------------






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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     16.  Letter regarding change in Certifying Accountant:

     Attached as Exhibit 16 is a letter from Luboshitz, Kasierer & Co. dated April 9, 1995 in response to Regulation S-K, Item
304(a)(3).














                              SIGNATURE
                              ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                KULICKE AND SOFFA INDUSTRIES, INC.




Date:  April 10, 1995            By: /s/ Clifford G. Sprague
                                   ------------------------
                                     Clifford G. Sprague,
                                      Senior Vice President
                                      and Chief Financial
                                      Officer